LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
Legg Mason Manager Select Large Cap Growth Fund
Legg Mason Manager Select Large Cap Value Fund
Legg Mason Strategic Real Return Fund

SUPPLEMENT DATED APRIL 21, 2010
TO THE PROSPECTUS AND
STATEMENTS OF ADDITIONAL INFORMATION
OF THE FUNDS LISTED IN
SCHEDULE A

The following replaces the sixth paragraph in the section of the Prospectus of Legg Mason Strategic Real Return Fund entitled "Principal investment strategies":

The Equity Securities Sleeve invests primarily in the common stock of domestic and foreign issuers, particularly issuers that have historically shown higher than average correlations to the components (core and food/energy) of the U.S. Consumer Price Index (“CPI”) and which are located in countries included in the Morgan Stanley Capital International World Index (the “MSCI World Index”). The sleeve may invest a portion of its net assets in securities of non-U.S. issuers, and may invest up to 20% of its net assets in securities of issuers located in emerging markets. The Equity Securities Sleeve of the fund may invest in securities of companies of any market capitalization, including large-, mid- and small-capitalization companies. The sleeve usually invests in securities listed on securities exchanges, although it may also purchase securities that are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The sleeve may invest directly in foreign securities or may invest in depositary receipts for securities of foreign issuers. The sleeve may, but is not required to, enter into forward currency transactions to buy or sell currencies at a future date. The sleeve may enter into these forward currency contracts only to settle transactions in securities quoted in foreign currencies and for hedging purposes. The sleeve may invest in exchange-traded funds (“ETFs”) and other investment companies to pursue its strategies. The portfolio managers use a blend of quantitative and fundamental investment techniques to select investments.

The following information supplements, and to the extent inconsistent therewith, supersedes the information in the Statement of Additional Information of Legg Mason Strategic Real Return Fund:

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) pays Legg Mason Global Asset Allocation, LLC (“LMGAA”) for its services to the fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets.  Real Return Fund Ltd. (the “Subsidiary”) has agreed to reimburse the Fund for the fees paid thereby for the services provided by LMGAA to the Subsidiary.

LMPFA pays Batterymarch Financial Management, Inc. (“Batterymarch”) for its services to the fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by Batterymarch.

LMPFA pays ClearBridge Advisors, LLC (“ClearBridge”) for its services to the fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge.

LMPFA pays Western Asset Management Company (“Western Asset”) for its services to the fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset.

Western Asset pays Western Asset Management Company, Limited (“WAML”) for its services to the fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by WAML.

Western Asset pays Western Asset Management Company Ltd. in Japan (“Western Japan”) for its services to the fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

The following information supplements, and to the extent inconsistent therewith, supersedes the information in the Statement of Additional Information of Legg Mason Manager Select Large Cap Growth Fund and Legg Mason Manager Select Large Cap Value Fund:

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) pays each of Legg Mason Global Asset Allocation, LLC (“LMGAA”) and Barrett Associates, Inc., Batterymarch Financial Management, Inc., Brandywine Global Investment Management, LLC, ClearBridge Advisors, LLC and Legg Mason Capital Management, Inc. (each, a “Subadviser”) an advisory/sub-advisory fee for its services to the applicable fund(s) calculated as follows:

●	Gross Effective Management Fee (“GEMF”): is the total management fee accrued by the fund based on a sliding scale (as illustrated below):

Fund Assets	Fee as a percentage of net assets
0 to $1 billion	0.750%
Next $1 billion (up to $2 billion)	0.725%
Next $3 billion (up to $5 billion)	0.700%
Next $5 billion (up to $10 billion)	0.675%
Over $10 billion	0.650%

This fee is accrued daily and paid to LMPFA on a monthly basis, reduced by fee waivers.

●	Net Effective Management Fee (NEMF): is GEMF reduced by fee waivers.
●	LMGAA Ratio: is the ratio of 0.05% divided by the GEMF.

Methodology:

●	Allocated to LMPFA: 30% of NEMF
●	Allocated to Legg Mason Global Asset Allocation, LLC (“LMGAA”) for Allocation Management: LMGAA Ratio multiplied by 70% of NEMF (which is equal to NEMF less LMPFA fees).
●	All remaining fees are then allocated to LMGAA and Subadvisers based on the percentage of the total assets each manages.
●
On a monthly basis, LMGAA will advise LMPFA of the percentage of total assets managed by each Subadviser and LMGAA, which will be used to determine the allocation among each Subadviser as stipulated in the bullet point immediately above.

●
Notwithstanding any other provision above, if total fees waived and expenses reimbursed exceed total management fees accrued (i.e. if NEMF is a negative number), no fees will be paid to LMGAA or any Subadviser. The amount of excess waivers/reimbursements over gross fees will be borne by LMPFA.

This supplement should be retained with your Prospectus and/or Statement of Additional Information for future reference.

Schedule A

Fund	Date of Relevant Prospectus and/or Statement of Additonal Information ("SAI")
Legg Mason Strategic Real Return Fund	Prospectus dated February 26, 2010, as supplemented
SAI dated February 26, 2010, as supplemented
Legg Mason Manager Select Large Cap Growth Fund	SAI dated December 1, 2009, as supplemented
Legg Mason Manager Select Large Cap Value Fund	SAI dated December 1, 2009, as supplemented

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